Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
April 30, 1997



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.9255%



        Excess Protection Level
          3 Month Average  4.99%
          April, 1997  3.75%
          March, 1997  5.85%
          February, 1997  5.38%


        Cash Yield                                  16.23%


        Investor Charge Offs                        4.55%


        Base Rate                                   7.93%


        Over 35 Day Delinquency                     4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $27,182,850,184.68


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $5,443,222,666.19